1Q 24 Earnings Presentation May 1, 2024 Exhibit 99.2

Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning financial outlook or future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: managing growth effectively, implementing Regional Management's growth strategy, and opening new branches as planned; Regional Management's convenience check strategy; Regional Management's policies and procedures for underwriting, processing, and servicing loans; Regional Management's ability to collect on its loan portfolio; Regional Management's insurance operations; exposure to credit risk and repayment risk, which risks may increase in light of adverse or recessionary economic conditions; the implementation of evolving underwriting models and processes, including as to the effectiveness of Regional Management’s custom scorecards; changes in the competitive environment in which Regional Management operates or a decrease in the demand for its products; the geographic concentration of Regional Management's loan portfolio; the failure of third-party service providers, including those providing information technology products; changes in economic conditions in the markets Regional Management serves, including levels of unemployment and bankruptcies; the ability to achieve successful acquisitions and strategic alliances; the ability to make technological improvements as quickly as competitors; security breaches, cyber-attacks, failures in information systems, or fraudulent activity; the ability to originate loans; reliance on information technology resources and providers, including the risk of prolonged system outages; changes in current revenue and expense trends, including trends affecting delinquencies and credit losses; any future public health crises, including the impact of such crisis on our operations and financial condition; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; the ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support Regional Management's operations and initiatives; changes in interest rates; existing sources of liquidity may become insufficient or access to these sources may become unexpectedly restricted; exposure to financial risk due to asset-backed securitization transactions; risks related to regulation and legal proceedings, including changes in laws or regulations or in the interpretation or enforcement of laws or regulations; changes in accounting standards, rules, and interpretations and the failure of related assumptions and estimates; the impact of changes in tax laws and guidance, including the timing and amount of revenues that may be recognized; risks related to the ownership of Regional Management's common stock, including volatility in the market price of shares of Regional Management's common stock; the timing and amount of future cash dividend payments; and anti-takeover provisions in Regional Management's charter documents and applicable state law. The foregoing factors and others are discussed in greater detail in the Company's filings with the SEC. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. This presentation also contains certain non-GAAP measures. Please refer to the Appendix accompanying this presentation for a reconciliation of non-GAAP measures to the most comparable GAAP measures. 2

1Q 24 Highlights 540,600 Customer Accounts Up 6.4% YoY $1.74 billion Net Finance Receivables Up 4.1% YoY $326.4 million Origination Volume Up 7.6% YoY 13.7% Operating Expense Ratio(1) Down 30 basis points from 1Q 23 32.8% Total Revenue Yield(1) Up 80 basis points from 1Q 23 7.1% 30+ Delinquencies 10.6% Net Credit Loss Rate(1) 3.4% Return on Assets(3) Up 140 basis points from 1Q 23 $1.56 Diluted Earnings Per Share Up from $0.90 per share in 1Q 23 5.0% Dividend Yield(2) 1Q 24 $0.30 dividend per share $478.4 million Unused Capacity Substantial bandwidth to fund growth 81% Fixed-Rate Debt Annualized as a percentage of average net finance receivables Annual dividend per share of $1.20 divided by the quarter-end closing share price of $24.21 Net income as a percentage of average total assets (annualized) 3

1Q 24 Financial Highlights Net income of $15.2 million and diluted EPS of $1.56, up $0.66, or 73%, versus 1Q 23 Total revenue increased $8.9 million, or 6.6%, due to price increases, product mix, and an increase in ANR of 3.9% Provision for credit losses decreased by $1.2 million, or 2.6% 1Q 24 net credit losses increased $4.1 million from higher ANR and macro conditions 1Q 24 provision included a reserve release of $0.3 million compared to a reserve build in 1Q 23 of $5.0 million 1Q 24 operating expense ratio improved 30 basis points, and revenue growth outpaced G&A expense growth by 7.9x compared to the prior-year period Interest expense increased $0.7 million due to higher interest rates and ANR growth of $66.4 million 4

Record originations for a first quarter and up 7.6% year-over-year Record direct mail originations for a first quarter of $98.8 million, up from $76.0 million in 1Q 23 Originations were concentrated on programs to present and former borrowers, who perform better than new borrowers 1Q 24 direct mail and branch originations were up year-over-year by 30.0% and 1.8%, respectively, and digital originations were down by 9.2% year-over-year Originations Trend Quarterly Origination Trend ($ in millions) 5

Controlled Portfolio Growth Year-Over-Year Achieved year-over-year loan growth of $68 million, or 4.1%, in 1Q 24, down from 15.9% in 1Q 23 due to credit tightening for disciplined growth Produced solid year-over-year small loan portfolio growth of $35 million, or 7.6%, in 1Q 24 As of March 31, 2024, 84% of our portfolio carried an APR at or below 36%, down from 86% as of the prior-year period Product Mix 6

Revenue grew 6.6% year-over-year to a record $144.3 million in 1Q 24 Loan sale decreased 4Q 23 total revenue by $1.9 million and is estimated to have increased 1Q 24 total revenue by a similar amount Loan sale decreased 4Q 22 total revenue by $2.2 million and is estimated to have increased 1Q 23 total revenue by a similar amount Year-over-year ANR growth of 3.9%, down from 18% year-over-year growth in 1Q 23 due to credit tightening for disciplined growth Total Revenue ($ in millions) Average Net Finance Receivables ($ in millions) 7 Revenue Up 6.6% on Controlled Receivable Growth

(1)  Total revenue and interest and fee income each as annualized percentages of average net finance receivables (2)  Loan sale (“LS”) impacts represent the unfavorable impacts of the loan sales on total revenue and interest and fee yield in 4Q 22 and 4Q 23 and the estimated favorable impacts to 1Q 23 and 1Q 24 8 Total revenue yield increased 80 basis points year-over-year due to the impact of pricing changes flowing into the portfolio and product mix 4Q 23 loan sale decreased total revenue yield by 30 basis points and is estimated to have increased 1Q 24 total revenue yield by 50 basis points 4Q 22 loan sale decreased total revenue yield by 40 basis points and is estimated to have increased 1Q 23 total revenue yield by 60 basis points Total Revenue and Interest & Fee Yields Revenue Yield

Recent Credit Trends 1Q 24 delinquency of 7.1% compared to 6.9% in 4Q 23 (inclusive of a 0.9% reduction from the loan sale in 4Q 23) 30+ days past due of $124.2 million compares favorably to loan loss reserves of $187.1 million as of 1Q 24 1Q 24 net credit loss rate of 10.6% included an estimated benefit of 270 basis points related to the 4Q 23 loan sale; 4Q 23 net credit loss rate of 15.1% included 320 basis points related to accelerated charge-offs from the loan sale 1Q 23 net credit loss rate of 10.1% included an estimated benefit of 280 basis points related to the 4Q 22 loan sale; 4Q 22 net credit loss rate of 15.0% included 320 basis points related to accelerated charge-offs from the loan sale 30+ & 90+ Delinquency Rates ($ in millions) Net Credit Loss Rates 9 (1) LS impacts represent the unfavorable impacts on the net credit loss rate in 4Q 22 and 4Q 23, and the estimated favorable impacts to 1Q 23 and 1Q 24

Front Book 78% of Total Portfolio Front Book defined as loans originated 4Q 22 and onwards Back Book defined as 4Q 21 to 3Q 22 originations plus all DQ renewals associated with loans originated prior to 4Q 22 Other defined as loans originated before 4Q 21 Total loan loss reserves as a percentage of ENR is 10.7% 10 Reserved at 14.1% Reserved at 10.1% 30+ DQ at 6.5% 30+ DQ at 9.8% ENR from higher-credit-quality front book is becoming a larger portion of the portfolio Front book is 78% of the total portfolio, but only 71% of the 30+ DQ ENR Front and back book delinquencies are 6.5% and 9.8%, respectively; front book continues to mature Loans from our back book represent 25% of 30+ delinquent loan receivables as of March 31, 2024, and are expected to represent only 8% to 10% of the total portfolio by the end of 2024 Front and back book loan loss reserves are 74% and 24% of total loan loss reserves, respectively Front and back book loan loss reserves as a percent of total ENR are 10.1% and 14.1%, respectively $1,744 $124 $187(4) 30+ DQ at 7.6% Reserved at 7.4%

Reserved For Stressed Credit Losses In 1Q 24, we decreased our loan loss reserves by $0.3 million related to 1Q 24 ENR liquidation and changes in estimated future macroeconomic impacts on credit losses. 11 Loan Loss Reserves ($ in millions)

Continued Focus on Operating Leverage & Expense Control 1Q 24 operating expense ratio improved 30 basis points from the prior-year period 1Q 24 year-over-year revenue growth outpaced G&A expense growth by 7.9x (1) Annualized general and administrative expenses as a percentage of average net finance receivables Operating Expense Improvement ($ in millions) 12 Operating Expense Ratio ($ in millions)

13 1Q 24 interest expense as an annualized percentage of ANR was consistent year-over-year 1Q 23 includes accelerated debt issue costs amortization of $0.6 million, or 10 basis points, related to the early payoff of a $75 million warehouse facility Interest Expense ($ in millions) Cost of Funds (1) Market value (increase)/decrease on interest rate caps (“MTM” or mark-to-market value)

As of March 31, 2024, total unused capacity was $478 million (subject to borrowing base)  Available liquidity of $169 million as of March 31, 2024 Fixed-rate debt represented 81% of total debt as of March 31, 2024, and had a weighted-average revolving duration of one year Strong Funding Profile Unused Debt Capacity ($ in millions) Fixed vs. Variable Debt Funded Debt Ratios 14 (1) Weighted-average coupon (2) Private securitization that allows for fixed-rate funding of loans with APRs greater than 36%, resulting in a higher WAC than prior securitizations for funding of loans with APRs at or below 36% (3) This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. (4) Annualized interest expense as a percentage of average net finance receivables (2)

1Q 24 Results and FY 24 Outlook Key Metrics 1Q 24 Results 2Q 24 Outlook FY 24 Outlook ENR Growth/(Liquidation) ($27.1) million ~$30.0 - $35.0 million ~5 - 7% Total Revenue Yield  50 basis points sequential increase ~50 basis points sequential decrease ~40 - 50 basis points year-over-year increase Net Credit Losses/ Net Credit Loss Rate $46.7 million ~$55.0 million ~10.7 - 10.8% Reserves as % of ENR 10.7% ~10.5% ~10.1 - 10.3% G&A Expense $60.4 million ~$62.0 million ~$256.0 - $258.0 million Interest Expense/ Cost of Funds Rate $17.5 million ~$18.5 million ~4.5 - 4.6% Effective Tax Rate 23.7% 24.0 - 25.0%(1) ~24.0 - 25.0%(1) (1) Prior to discrete items, such as any tax impacts of equity compensation 15

Appendix 16

Higher ENR Per Branch is Driving Efficiency (1)  Same store sales reflect the change in year-over-year sales for the comparable branch base. The comparable branch base includes those branches open for at least one year. 17 Branch consolidations and our new-state, lighter-footprint strategy with larger branches are driving higher ENR per branch Same store(1) year-over-year growth rate of 2.8% in 1Q 24 vs. 12.3% in the prior-year period

Digital volume represented 23.4% of our total new borrower volume in 1Q 24 Large loans represented 72.4% of new borrower digitally sourced loans booked in 1Q 24 Digital originations decreased sequentially in 1Q 24 due to credit tightening Digitally Sourced Origination Volume ($ in millions) 18 Digitally Sourced Originations

Significant Capacity to Absorb Losses (1)  Trailing twelve months (TTM) from 2Q 23 through 1Q 24 (2)  Pre-tax pre-provision income (PTPP) is a non-GAAP measure and is defined as net income, plus income taxes and provision for credit losses. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. (3)  Net credit losses as a percentage of average net finance receivables 19

Diversified Liquidity Profile Long history of liquidity support from a strong group of banking partners Diversified funding platform with a senior revolving facility, warehouse facilities, and securitizations 20

Consolidated Income Statements 21

Consolidated Balance Sheets 22

Non-GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), this presentation contains certain non-GAAP financial measures. The Company’s management utilizes non-GAAP measures as additional metrics to aid in, and enhance, its understanding of the Company’s financial results. The Company believes that these non-GAAP measures provide useful information by excluding certain material items that may not be indicative of our operating results. As a result, the Company believes that the non-GAAP measures that it has presented will aid in the evaluation of the operating performance of the business. Pre-tax pre-provision income and absorption capacity including pre-tax pre-provision income are non-GAAP measures that adjust GAAP measures to exclude income taxes and provision for credit losses. Management uses these absorption measures to evaluate and manage the Company’s position to absorb losses. The Company also believes that these absorption measures provide useful information to users of the Company’s financial statements in the evaluation of its capacity to absorb losses. Furthermore, tangible equity and the funded debt-to-tangible equity ratio are non-GAAP measures that adjust GAAP measures to exclude intangible assets. Management uses these equity measures to evaluate and manage the company’s capital and leverage position. The Company also believes that these equity measures are commonly used in the financial services industry and provide useful information to users of the Company’s financial statements in the evaluation of its capital and leverage position.  As a result, the Company also believes that these adjusted measures will aid users of its financial statements in the evaluation of its operating performance. This non-GAAP financial information should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. In addition, the Company’s non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies. The following tables provide reconciliations of GAAP measures to non-GAAP measures. 23

Non-GAAP Financial Measures (Cont’d) 24 (1) Trailing twelve months (TTM) from 2Q 23 through 1Q 24

Non-GAAP Financial Measures (Cont’d) 25